UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 6, 2009

CRACKER BARREL OLD COUNTRY STORE, INC.

Tennessee	0-25225	62-1749513
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(615) 444-5533

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Reference is made to the Credit Agreement dated as of April 27, 2006 among Cracker Barrel Old Country Store, Inc. (f/k/a CBRL Group, Inc.) (the "Company"), the Subsidiary Guarantors named therein, the Lenders party thereto and Wachovia Bank, National Association, as Administrative Agent and Collateral Agent (the "Credit Agreement") filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 28, 2006, as amended by Amendment No. 1 to the Credit Agreement dated as of April 24, 2007 (the "First Amendment" and the Credit Agreement, as amended by the First Amendment, the "Existing Credit Agreement") filed as Exhibit 10(b) to the Company’s Annual Report on Form 10-K for the fiscal year ended August 3, 2007.

On November 6, 2009, the Company and the lenders under the Existing Credit Agreement entered into a second amendment to the Existing Credit Agreement (the “Second Amendment”).  The Second Amendment extends the availability of $165 million of the $250 million currently available under the Company's revolving credit facility from April 2011 to January 2013.  The Second Amendment also extends the maturity of $250 million of its existing $643 million in term loans by three years to April 2016.  The current interest rates on the term loans are Libor + 150 bps on the non-extended portion and Libor + 250 bps on the extended portion.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 of this Current Report on 8-K is incorporated herein by this reference.  The Second Amendment, while creating no new aggregate indebtedness for the Company, extends the maturity of approximately $250 million of the term loans under the Existing Credit Facility for three years to April 2016.

Item 7.01.	Regulation FD Disclosure.

On November 6, 2009, the Company issued the press release, which is furnished as Exhibit 99.2 to this Current Report on Form 8-K and that is incorporated by reference into this Item, announcing the execution of the Second Amendment.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index immediately following signature page.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2009	CRACKER BARREL OLD COUNTRY
STORE, INC.

	By:	/s/ N.B. Forrest Shoaf
	Name:	N.B. Forrest Shoaf
	Title:	Senior Vice President, Secretary
and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1
Second Amendment to the Credit Agreement, dated as of November 6, 2009, among Cracker Barrel Old Country Store, the Guarantors identified on the signature pages hereto, the Lenders party hereto, Wachovia Bank, National Association, as Administrative Agent, and Wells Fargo Securities, LLC, Banc of America Securities, LLC and SunTrust Robinson Humphrey, Inc. as the joint lead arrangers and joint bookrunners

99.2	Press Release issued by Cracker Barrel Old Country Store, Inc. dated November 6, 2009 (furnished only)